UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On August 22, 2017, Digital Power Corporation issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2017. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

The information contained in this Item 2.02 and in Exhibit 99.1 attached to this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 25, 2017, Digital Power Corporation issued a press release regarding Revenue Guidance for the third quarter and fourth quarter 2017. The full text of the press release is set forth in Exhibit 99.2 attached to this report.

The information contained in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release dated August 22, 2017.

99.2 Press release dated August 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Power Corporation a California corporation

Dated: August 25, 2017	By:	/s/ Amos Kohn
Amos Kohn
President and Chief Executive Officer

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